Exhibit 99.1

KPMG LLP Bay Adelaide Centre 333 Bay Street, Suite 4600 Toronto, ON M5H 2S5 Canada Tel 416-777-8500 Fax 416-777-8818 www.kpmg.ca

Independent Accountants’ Agreed-Upon Procedures Report
BMW Canada Inc. (the “Company”)
TD Securities Inc.
TD Securities (USA) LLC
together, (the “Specified Parties”)
Re:   BMW Canada Auto Trust, Series 2025-1 – Data File Procedures
We have performed the procedures described below on the specified attributes in an electronic data file entitled “February 2025 Preliminary Pool-cut_W_ALG V2.xlsx” provided by the Company on April 10, 2025, containing information on 14,999 automobile retail leases (the “Leases”) as of February 28, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by BMW Canada Auto Trust, Series 2025-1 (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes.  We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

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•	The term “reporting threshold” means that dollar amounts were within CAD1.00 and dates were within 1 day, unless otherwise stated.
•	The term “Cutoff Date” means February 28, 2025.
•
The term “Permit Document” means the Vehicle Permit, Application for Vehicle Permit, Permit Request Form, Owner’s Certificate of Insurance and Vehicle License, Vehicle Registration Certificate, Vehicle Insurance Confirmation, or Vehicle Insurance Certificate.

•	The term "Customer Express System" means the Company's system that contains account information such as: address, lease/loan information, and payment information and history.
•	The term “International Funding System” means the Company's system containing financing agreements and contracts.
•	The term “CRIF System” means the Company’s Credit Flow System containing customer information, credit decisions, and underwriting credit applications.
•	The term “ALG Residual Value” means the 2025 ALG Residual Amount contained in the Data File.
•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value related to the Data File, as described in Exhibit B.
•
The term “Source Documents” means the following information for each Selected Lease (defined below) provided by the Company:  Motor Vehicle Lease Contract; Permit Document; Credit Application; Lease Worksheet; Vehicle Insurance Confirmation and information obtained from the Customer Express System, International Funding System, and CRIF System.

•	The term “Provided Information” means the Cutoff Date, Data File Instructions, and Source Documents.
The procedures we were instructed by the Company to perform and the associated findings are as follows:
A.
We randomly selected 100 Leases from the Data File (the “Selected Leases”).  A listing of the Selected Leases is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Leases we were instructed to randomly select from the Data File.

B.
For each Selected Lease, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Data File Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Data File Instructions as applicable, constituted an exception. The Source Documents are:

Attribute (Field Name in the Data File)	Source Document(s)/Data File Instructions
Lease Number (Account No)	Customer Express System
First Payment Date (First Pmt Dte)	Motor Vehicle Lease Contract
Adjusted Capitalized Cost Amount (Cap Cost Amt)	Motor Vehicle Lease Contract and Data File Instructions
Monthly Base Payment Amount (MthPmtAmt WithInsurance)	Motor Vehicle Lease Contract
Original Term to Maturity (Term)	Motor Vehicle Lease Contract
Maturity Date (Contract End Dte)	Motor Vehicle Lease Contract
Province/Territory of Registration (Province)	Permit Document, information obtained from the Customer Express System, and Data File Instructions
Vehicle Identification Number (Vin)	Motor Vehicle Lease Contract
Vehicle Model Year (Model Year)	Motor Vehicle Lease Contract
Manufacturer’s Suggested Retail Price (Msrp Amt)	Credit Application, Lease Worksheet, Motor Vehicle Lease Contract, International Funding System
Credit Bureau Score (Max Bureau Score)	CRIF System and Data File Instructions
Remaining Term to Maturity (Rem Term)	Motor Vehicle Lease Contract and Data File Instructions
Days Past Due (Days Over)	Customer Express System and Data File Instructions
Base Residual Value (Investor RV)	Motor Vehicle Lease Contract and Data File Instructions
  We found such information to be in agreement without exception.
C.	For each Selected Lease, we inspected the presence of the following in the Source Documents:
•
Permit Document utilizing the Data File Instructions. We did not perform any procedures to determine if the Permit Document complied with the Company’s guidelines for preparation and we make no representation regarding the validity or enforceability of the security interest.

•	Signed or initialed the Original Motor Vehicle Lease Agreement. We make no representation regarding the authenticity of the signatures or initials.
We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.
We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Leases, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Leases to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Leases being securitized, (iii) the compliance of the originator of the Leases with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Leases that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
Toronto, Ontario
April 25, 2025

Exhibit A – The Selected Leases
Selected Lease Number	Lease Number	Selected Lease Number	Lease Number	Selected Lease Number	Lease Number
1	2025123903	35	2025117093	69	2025140412
2	2025144254	36	2025156841	70	2025138999
3	2025163090	37	2025195407	71	2025151590
4	2025132345	38	2025169554	72	2025199776
5	2025158943	39	2025158763	73	2025194109
6	2025142486	40	2025127525	74	2025114569
7	2025143463	41	2025187691	75	2025180338
8	2025136825	42	2025159963	76	2025111127
9	2025110212	43	2025100766	77	2025115854
10	2025112277	44	2025115923	78	2025108694
11	2025113233	45	2025148420	79	2025108548
12	2025114331	46	2025123057	80	2025144627
13	2025163652	47	2025103688	81	2025123818
14	2025103890	48	2025174457	82	2025155123
15	2025147158	49	2025142938	83	2025172556
16	2025118125	50	2025105574	84	2025119917
17	2025146086	51	2025121426	85	2025197099
18	2025135798	52	2025133369	86	2025123281
19	2025192616	53	2025122674	87	2025107108
20	2025104679	54	2025196012	88	2025149999
21	2025131571	55	2025133287	89	2025128838
22	2025197345	56	2025144767	90	2025143620
23	2025156728	57	2025168440	91	2025126064
24	2025170709	58	2025143391	92	2025168668
25	2025169004	59	2025181521	93	2025184311
26	2025198032	60	2025154852	94	2025182866
27	2025120151	61	2025172227	95	2025137230
28	2025149425	62	2025162053	96	2025176150
29	2025136451	63	2025108558	97	2025145651
30	2025157010	64	2025140506	98	2025176238
31	2025194074	65	2025121814	99	2025181551
32	2025163520	66	2025138729	100	2025153038
33	2025163596	67	2025105154
34	2025152419	68	2025154010

A-1

Exhibit B - Data File Instructions
Attribute	Data File Instructions
Adjusted Capitalized Cost Amount (Cap Cost Amt)
Recompute the Adjusted Capital Cost Amount as the difference between:
(i)      the Total Price from the Motor Vehicle Lease Contract, and
(ii)      the sum of:
a.            the Cash Down Payment from the Motor Vehicle Lease Contract, and
b.            the Net Trade-In Allowance from the Motor Vehicle Lease Contract.

Province/Territory of Registration (Province)
Compare to the Permit Document.
If the Permit Document does not contain the Province/Territory of Registration (Selected Leases #25 and #70), compare to the customer’s address from the Customer Express System.

Credit Bureau Score (Max Bureau Score)	Recompute the Credit Bureau Score as the greater of: (i) the Borrower’s Bureau Score from the CRIF System, and (ii) the Co-Applicant Bureau Score form the CRIF System, if applicable.
Remaining Term to Maturity (Rem Term)
Recompute the Remaining Term to Maturity as of the Cutoff Date as the difference between:
(i)      the Original Term to Maturity from the Motor Vehicle Lease Contract, and
(ii)      the sum of:
a.      the number of months in the year of the Selected Lease’s First Payment Date from the Motor Vehicle Lease Contract; and
b.      the number of months in the period that follows the last day of the year of the Selected Lease’s First Payment Date up to and including the Cutoff Date.

B-1

Attribute	Data File Instructions
Days Past Due (Days Over)
Recompute the Days Past Due as follows:
(i)      if the payment received date from the Customer Express System was prior to the Cutoff Date:
a.  if the payment due date from the Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Customer Express System; and
b.  if the payment due date from the Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.
(ii)       if the payment received date from the Customer Express System was after the Cutoff Date:
a.   if the payment due date from the Customer Express System was on or prior to the Cutoff Date, recompute the number of Days Past Due as the number of days between and including the Cutoff Date and the payment due date from the Customer Express System; and
b.   if the payment due date from the Customer Express System was after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.
(iii)     if the payment received date from the Customer Express System was equal to the Cutoff Date and the payment due date from the Customer Express System was on or after the Cutoff Date, assume the number of Days Past Due to be zero, as instructed by the Company.

Base Residual Value (InvestorRV)	Recompute the Base Residual Value as the lesser of: (i) the Estimated Residual Value from the Motor Vehicle Lease Contract, and (ii) the ALG Residual Value.
B-2

Attribute	Data File Instructions
Permit Document
Inspect the Permit Document for each Selected Lease listing the Company’s security interest in the motor vehicle was listed as “BMW Canada Inc.”, “BMW Financial Services Canada, A Division of BMW Canada Inc.”, “BMW Group Financial Services Canada”, or “BMW Financial Services Canada”; and named as the owner or lessor of the vehicle on any of the observed Permit Document.
If the Permit Document does not list the Company’s security interest in the motor vehicle (Selected Leases #23, #25, #70, and #98), use the Vehicle Insurance Confirmation and inspect that the Company’s security interest in the motor vehicle is listed as “BMW Financial Services Canada” or “BMW Canada Inc.”; and named as the owner or lessor of the vehicle on any of the observed Vehicle Insurance Confirmation.

B-3